                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------
We are pleased to submit the financial statements of the Corporation for the six months ended June 30, 1999. In addition, there is a report of independent accountants and a schedule of investments provided along with other financial information.

Net assets of the Corporation at June 30, 1999 were $40.56 per share, compared with $34.30 per share at December 31, 1998, on the 13,841,375 shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 19.8%. On March 1, 1999, a distribution of $0.20 per share was paid consisting of $0.10 from 1998 long-term capital gain, $0.02 from 1998 investment income and $0.08 from 1999 investment income, all taxable in 1999. A regular 1999 investment income dividend of $0.20 per share was paid June 1, 1999, and another $0.20 investment income dividend has been declared July 8, 1999 and is payable September 1, 1999 to shareholders of record August 19, 1999.

Net investment income for the six months ended June 30, 1999 amounted to $4,641,864, compared with $5,112,174 for the same period in 1998. These earnings are equal to $0.34 and $0.38 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1999 amounted to $4,992,645, the equivalent of $0.36 per share.

Year 2000 Readiness Disclosure: As the countdown continues to the Year 2000, the Corporation, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The Corporation's Y2K project team has completed testing of in-house hardware and software systems and, based on the testing results, anticipates being Year 2000 ready. The Corporation's custodian and transfer agent, The Bank of New York, has confirmed that it will also be Year 2000 ready. The Corporation has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no assurance that any adverse impact on the Corporation will be avoided.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober,
Douglas G. Ober,
Chairman and
Chief Executive Officer

/s/ Richard F. Koloski,
Richard F. Koloski,
President

July 16, 1999

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 1999

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $303,323,520)                              $540,632,266
 Short-term investments (cost $20,186,621)           20,186,621 $560,818,887
----------------------------------------------------------------------------
Cash                                                                  51,934
Securities lending collateral                                     48,371,313
Receivables:
 Investment securities sold                                        1,793,910
 Dividends and interest                                              586,723
Prepaid expenses                                                   1,546,807
----------------------------------------------------------------------------
   Total Assets                                                  613,169,574
----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                    1,588,627
Open option contracts at value (proceeds
 $356,232)                                                           197,688
Obligations to return securities lending collateral               48,371,313
Accrued expenses                                                   1,665,826
----------------------------------------------------------------------------
   Total Liabilities                                              51,823,454
----------------------------------------------------------------------------
   Net Assets                                                   $561,346,120
============================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized
  25,000,000 shares; issued and outstanding
  13,841,375 shares                                             $ 13,841,375
Additional capital surplus                                       304,038,387
Undistributed net investment income                                1,080,021
Undistributed net realized gain on investments                     4,919,047
Unrealized appreciation on investments                           237,467,290
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $561,346,120
============================================================================
   Net Asset Value per Share of Common Stock                          $40.56
============================================================================

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                         Six Months Ended June 30, 1999

Investment Income
 Income:
  Dividends                                                     $ 5,183,522
  Interest                                                          822,837
---------------------------------------------------------------------------
   Total income                                                   6,006,359
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               719,992
  Administration and operations                                     233,168
  Directors' fees                                                    95,000
  Reports and stockholder communications                             79,037
  Transfer agent, registrar and custodian expenses                   72,833
  Auditing services                                                  23,362
  Legal services                                                     14,066
  Occupancy and other office expenses                                48,199
  Travel, telephone and postage                                      36,084
  Other                                                              42,754
---------------------------------------------------------------------------
   Total expenses                                                 1,364,495
---------------------------------------------------------------------------
   Net Investment Income                                          4,641,864
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                      4,992,645
  Change in unrealized appreciation on investments               82,427,045
---------------------------------------------------------------------------
   Net Gain on Investments                                       87,419,690
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $92,061,554
===========================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    Six Months
                                                      ended       Year ended
                                                     June 30,    December 31,
                                                       1999          1998
                                                   ------------  ------------
From Operations:
 Net investment income                             $  4,641,864  $ 11,060,345
 Net realized gain on investments                     4,992,645    20,532,408
 Change in unrealized appreciation on investments    82,427,045   (95,161,348)
------------------------------------------------------------------------------
   Change in net assets resulting from operations    92,061,554   (63,568,595)
------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                               (4,152,414)  (10,469,774)
 Net realized gain from investment transactions      (1,384,138)  (20,268,408)
------------------------------------------------------------------------------
   Decrease in net assets from distributions         (5,536,552)  (30,738,182)
------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment of op-
  tional distributions                                 -0-         12,675,346
------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets           86,525,002   (81,631,431)
Net Assets:
 Beginning of period                                474,821,118   556,452,549
------------------------------------------------------------------------------
 End of period (including undistributed net in-
  vestment income of
  $1,080,021 and $590,571, respectively)           $561,346,120  $474,821,118
==============================================================================


                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 1999 was $323,678,004, and net unrealized appreciation aggregated $237,497,115, of which the related gross unrealized appreciation and depreciation were $260,698,210 and $23,201,095, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1999 were $30,004,741 and $23,737,206, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1999.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1999, there were 145,912 options outstanding at a weighted average exercise price of $23.0084 per share. During the six months ended June 30, 1999, the Corporation granted options including stock appreciation rights for 16,565 shares of common stock with an exercise price of $30.1875. During the period stock appreciation rights relating to 11,446 stock option shares were exercised at a weighted average market price of $36.1924 per share and the stock options relating to these rights, which had a weighted average exercise price of $20.1928 were cancelled. At June 30, 1999, there were outstanding exercisable options to purchase 41,640 common shares at $15.455-$35.265 (weighted average price of $20.2268) per share and unexercisable options to purchase 109,391 common shares at $16.935-$35.265 per share (weighted average price of $25.3004). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.8638 years and 6.8557 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the six months ended June 30, 1999 was $539,537. At June 30, 1999, there were 333,783 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1999 was $58,245, and consisted of service cost of $49,320, interest cost of $88,259, expected return on plan assets of $171,725, and net amortization credit of $24,099.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $2,652,012. During the six months ended June 30, 1999, the projected benefit obligation increased due to service cost and interest cost of $49,320 and $88,259, respectively, and decreased due to benefit payments in the amount of $36,950. The projected benefit obligation at June 30, 1999 was $2,752,641.

On January 1, 1999, the actual fair value of plan assets was $4,330,062. During the six months ended June 30, 1999, the fair value of plan assets increased due to the expected return on plan assets of $171,725 and decreased due to benefit payments in the amount of $36,950. At June 30, 1999, the projected fair value of plan assets amounted to $4,464,837, which resulted in excess plan assets of $1,712,196. The remaining components of prepaid pension cost at June 30, 1999 included $536,348 in unrecognized net gain, $354,620 in unrecognized prior service cost and $92,748 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 1999 was $1,437,720.

-------------------------------------------------------------------------------

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at June 30, 1999 for employees and former employees of the Corporation was $1,602,911. Aggregate remuneration paid or accrued during the six months ended June 30, 1999 to officers and directors amounted to $949,881.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.3% of the Corporation's common stock, amounted to $205,880 for the six months ended June 30, 1999.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 1999, the Corporation had outstanding loans of $47,224,421 and held collateral of $48,371,313.

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                           Six Months Ended
                          --------------------
                                                           Year Ended December 31
                          June 30,   June  30,  --------------------------------------------
                            1999       1998       1998     1997     1996     1995     1994
                          --------   ---------  -------- -------- -------- -------- --------
Per Share Operating
 Performance
Net asset value,
 beginning of period       $34.30     $41.46     $41.46   $37.09   $31.51   $26.84   $29.64
--------------------------------------------------------------------------------------------
Net investment income        0.34       0.38       0.82     0.77     0.79     0.86     0.94
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes               6.32      (0.34)     (5.69)    5.93     6.93     5.90    (1.64)
--------------------------------------------------------------------------------------------
Total from investment
 operations                  6.66       0.04      (4.87)    6.70     7.72     6.76    (0.70)
Less distributions
Dividends from net
 investment income          (0.30)     (0.32)     (0.78)   (0.77)   (0.82)   (0.87)   (0.92)
Distributions from net
 realized gains             (0.10)     (0.08)     (1.51)   (1.56)   (1.32)   (1.22)   (1.18)
--------------------------------------------------------------------------------------------
Total distributions         (0.40)     (0.40)     (2.29)   (2.33)   (2.14)   (2.09)   (2.10)
--------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $40.56     $41.10     $34.30   $41.46   $37.09   $31.51   $26.84
============================================================================================
Per share market price,
 end of period             $34.75    $38.375    $30.625   $36.50   $34.75   $28.25   $25.25
Total Investment Return
Based on market price        14.9%       6.3%     (10.0)%   11.7%    31.2%    20.5%    (0.7)%
Based on net asset value     19.8%       0.2%     (11.1)%   18.9%    25.5%    26.5%    (2.0)%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)       $561,346   $551,693   $474,821 $556,453 $484,589 $401,405 $332,279
Ratio of expenses to
 average net assets          0.55%+     0.42%+     0.31%    0.47%    0.63%    0.57%    0.42%
Ratio of net investment
 income to average net
 assets                      1.85%+     1.82%+     2.13%    1.91%    2.31%    2.89%    3.19%
Portfolio turnover           9.93%+    12.61%+    12.70%   13.09%   15.50%   15.86%   10.95%
Number of shares
 outstanding at end of
 period (in 000's)          13,841     13,423    13,841   13,423   13,066   12,739   12,380

--------
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 June 30, 1999

                                                     Prin. Amt.
                                                     or Shares   Value (A)
                                                     ----------  ---------

Stocks And Convertible Securities--96.4%

 Energy--77.9%
 Internationals--30.0%
  BP Amoco plc ADR                                    220,999   $ 23,978,392
  Chevron Corp.                                       110,000     10,456,875
  Exxon Corp.                                         330,000     25,451,250
  Mobil Corp.                                         240,000     23,700,000
  Royal Dutch Petroleum Co.                           868,000     52,297,002
  "Shell" Transport and Trading Co., plc ADR          240,000     11,130,000
  Texaco Inc.                                         186,775     11,650,091
  TotalFina S.A. ADR                                  140,000      9,021,250
                                                                ------------
                                                                 167,684,860
                                                                ------------
 Domestics--9.6%
  Amerada Hess Corp.                                   55,000      3,272,500
  Atlantic Richfield Co.                               80,000      6,685,000
  Conoco Inc.                                         104,000      2,899,000
  Kerr McGee Corp.                                    181,253      9,096,635
  Murphy Oil Corp.                                    110,000      5,369,375
  Phillips Petroleum Co.                               90,000      4,528,125
  Tesoro Petroleum Corp. (B)                          300,000      4,781,250
  TOSCO Corp.                                         175,000      4,539,063
  Unocal Capital Trust $3.125 Conv. Pfd.               72,540      4,044,105
  Unocal Corp.                                        150,000      5,943,750
  Valero Energy Corp.                                 125,000      2,679,688
                                                                ------------
                                                                  53,838,491
                                                                ------------
 Producers--8.4%
  Anadarko Petroleum Corp.                            180,000      6,626,250
  Apache Corp.                                         97,783      3,813,537
  Barrett Resources Corp. (B)                         120,400      4,620,350
  Burlington Resources, Inc.                           55,000      2,378,750
  Enron Oil & Gas Co.                                 290,000      5,872,500
  Noble Affiliates Inc.                                91,855      2,589,163
  Occidental Petroleum Corp. $3.00 Conv. Exch. Pfd.    30,000      1,738,125
  Occidental Petroleum Corp.                          175,000      3,696,875
  Ocean Energy Inc. (B)                               622,450      5,991,081
  Union Pacific Resources Group, Inc.                 225,816      3,683,624
  Vastar Resources, Inc.                              125,000      6,554,688
                                                                ------------
                                                                  47,564,943
                                                                ------------
 Distributors--19.4%
  AGL Resources, Inc.                                 200,000      3,687,500
  Atmos Energy Corp.                                  200,000      5,000,000
  Coastal Corp.                                       220,000      8,855,000
  Columbia Energy Group                                60,000      3,761,250
  Consolidated Natural Gas Co.                         75,000      4,556,250
  El Paso Natural Gas Co.                             170,000      5,981,875
  Energen Corp.                                       353,900      6,591,388
  Enron Corp. $13.65 Conv. Pfd. Ser. J                 25,000     27,897,182
  Equitable Resources Inc.                            160,000      6,040,000

                                                  Prin. Amt.
                                                  or Shares   Value (A)
                                                  ----------  ---------

  KN Energy, Inc. 8.25% PEPS Units due 2001        130,000   $  3,363,750
  National Fuel Gas Co.                            100,000      4,850,000
  New Jersey Resources, Inc.                       185,000      6,925,938
  Northwestern Corp.                               200,000      4,837,500
  Questar Corp.                                    268,000      5,125,500
  Western Gas Resources Inc.                       186,000      2,976,000
  Williams Companies, Inc.                         200,000      8,512,500
                                                             ------------
                                                              108,961,633
                                                             ------------
 Services--10.5%
  BJ Services Co. (B)                              200,000      5,887,500
  Diamond Offshore Drilling, Inc.                   96,800      2,746,700
  ENSCO International, Inc.                        140,000      2,791,250
  Global Industries Ltd. (B)                       243,400      3,118,563
  Halliburton Co.                                  150,000      6,787,500
  Nabors Industries, Inc. (B)                      245,000      5,971,875
  Petroleum Geo-Services ASA ADR (B)               210,000      3,123,750
  Santa Fe International Corp.                     120,000      2,760,000
  Schlumberger Ltd.                                229,400     14,609,913
  Transocean Offshore Inc.                         230,000      6,037,500
  Weatherford International, Inc. (B)              139,000      5,090,875
                                                             ------------
                                                               58,925,426
                                                             ------------
 Basic Industries--18.5%
 Basic Materials--5.5%
  Avery Dennison Corp.                              45,000      2,716,875
  E.I. du Pont de Nemours & Co.                     80,000      5,465,000
  Engelhard Corp.                                  210,000      4,751,250
  Freeport-McMoRan Copper & Gold Inc. Ser. A (B)   127,603      2,137,350
  Newpark Resources, Inc. (B)                      420,000      3,727,500
  Southdown, Inc.                                  100,000      6,425,000
  United Water Resources Inc.                      250,000      5,671,875
                                                             ------------
                                                               30,894,850
                                                             ------------
 Capital Goods & Other--5.8%
  Dover Corp.                                      200,400      7,014,000
  General Electric Co.                             200,000     22,600,000
  Owens-Illinois, Inc. (B)                          93,000      3,039,938
                                                             ------------
                                                               32,653,938
                                                             ------------
 Paper and Forest Products--7.2%
  Boise Cascade Corp.                              205,000      8,789,375
  Consolidated Papers, Inc.                        275,000      7,356,250
  Fort James Corp.                                 220,000      8,332,500
  Mead Corp.                                       210,000      8,767,500
  Temple-Inland, Inc.                              100,000      6,862,500
                                                             ------------
                                                               40,108,125
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $303,323,520) (C)                                      540,632,266
                                                             ------------

-------------------------------------------------------------------------------
                                 June 30, 1999

                                                Prin. Amt. Value (A)
                                                ---------- ---------
Short-Term Investments--3.6%
 U.S. Government Obligations--1.4%
 U.S. Treasury Bills, 4.49%, due 8/26/99        $8,000,000 $7,944,074
                                                           ----------
 Commercial Paper--2.2%
 Chevron USA, 5.10%, due 7/30/99                 2,008,000  1,999,750
 Chevron UK Investment plc, 4.87%, due 7/15/99   3,000,000  2,994,318
 Ford Motor Credit Corp.,
  4.98%-5.22%
  due 7/8/99-7/20/99                             3,215,000  3,208,268

                                                     Prin. Amt.  Value (A)
                                                     ----------  ---------
 General Electric Capital Corp., 5.05%, due 7/27/99  $4,055,000 $  4,040,211
                                                                ------------
                                                                  12,242,547
                                                                ------------
Total Short-Term Investments
 (Cost $20,186,621)                                               20,186,621
                                                                ------------
Total Investments
 (Cost $323,510,141)                                             560,818,887
 Cash, receivables and other
 assets, less liabilities                                            527,233
                                                                ------------
Net Assets--100.0%                                              $561,346,120
                                                                ============

===============================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at June 30, 1999 covering open call option contracts written was $835,625. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $6,782,500.

                            HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                Net    Dividends  Distributions
                                   Common      Asset    from Net    from Net
                      Value of     Shares    Value per Investment   Realized
 Dec. 31             Net Assets  Outstanding   Share     Income       Gains
--------            ------------ ----------- --------- ---------- -------------
1989............... $322,866,019 10,384,600   $31.09     $1.20        $1.20
1990...............  308,599,851 10,793,289    28.59      1.10         1.25
1991...............  314,024,187 11,185,572    28.07       .92         1.23
1992...............  320,241,282 11,579,503    27.66       .77         1.23
1993...............  355,836,592 12,006,671    29.64       .82         1.30
1994...............  332,279,398 12,380,300    26.84       .92         1.18
1995...............  401,404,971 12,739,383    31.51       .87         1.22
1996...............  484,588,990 13,065,819    37.09       .82         1.32
1997...............  566,452,549 13,422,787    41.46       .77         1.56
1998...............  474,821,118 13,841,375    34.30       .78         1.51
June 30, 1999......  561,346,120 13,841,375    40.56       .50*         .10

--------
* Paid or declared.

----------------------------------------------------------------------------
  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.
----------------------------------------------------------------------------

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

            During the Three Months Ended June 30, 1999 (unaudited)

                                                Shares or Principal Amount
                                            ----------------------------------
                                                                     Held
                                            Additions Reductions June 30, 1999
                                            --------- ---------- -------------
Avery Dennison Corp. ......................   45,000                 45,000
Columbia Energy Group......................   60,000                 60,000
Engelhard Corp. ...........................  210,000                210,000
Owens-Illinois, Inc. ......................   93,000                 93,000
Petroleum Geo-Services ASA ADR.............   60,000                210,000
Ashland Inc. ..............................              115,950        --
Deere & Co. ...............................              120,000        --
Loews Corp. 3.125% Exch. Sub. Debs. due
 2007......................................           $1,500,000        --
Washington Gas Light Co. ..................              100,000        --


                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at June 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PricewaterhouseCoopers LLP

Baltimore, Maryland
July 6, 1999

                         SHAREHOLDER INFO AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares without going through a broker. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (800) 432-8224
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution.

Petroleum & Resources Corporation
--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1/,/3/             W. Perry Neff/1/,/3/
Allan Comrie/1/,/2/                 Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/            Landon Peters/2/,/4/
Thomas H. Lenagh/3/,/4/             John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/               Robert J.M. Wilson/2/,/4/

1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Committee

Officers

Douglas G. Ober             Chairman and
                             Chief Executive Officer
Richard F. Koloski          President
Joseph M. Truta             Executive Vice President
Nancy J.F. Prue             Vice President--Research
Lawrence L. Hooper, Jr.     Vice President,
                             Secretary and
                             General Counsel


Maureen A. Jones            Vice President and
                             Treasurer

Christine M. Griffith       Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                   ----------
                                   Stock Data
                                   ----------

Price (6/30/99)            $34.75
Net Asset Value (6/30/99)  $40.56
Discount:                   14.3%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs

                             ---------------------
                             Distributions in 1999
                             ---------------------

From Investment Income   $0.50
 (paid or declared)
From Net Realized Gains   0.10
                         -----
  Total                  $0.60
                         =====

                          ---------------------------
                          1999 Dividend Payment Dates
                          ---------------------------

         March 1, 1999
         June 1, 1999
         September 1, 1999
         December 27, 1999*

     *Anticipated